                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        C. M. BISHOP, JR.
                                        _____________________________________
                                        C. M. Bishop, Jr.

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        FREDERICK W. BUCKMAN
                                        _____________________________________
                                        Frederick W. Buckman

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        C. TODD CONOVER
                                        _____________________________________
                                        C. Todd Conover

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        RICHARD C. EDGLEY
                                        _____________________________________
                                        Richard C. Edgley

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        A. M. GLEASON
                                        _____________________________________
                                        A. M. Gleason

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        JOHN C. HAMPTON
                                        _____________________________________
                                        John C. Hampton

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        NOLAN E. KARRAS
                                        _____________________________________
                                        Nolan E. Karras

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        ROBERT G. MILLER
                                        _____________________________________
                                        Robert G. Miller

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        KEITH R. MCKENNON
                                        _____________________________________
                                        Keith R. McKennon

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        VERL R. TOPHAM
                                        _____________________________________
                                        Verl R. Topham

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        DON M. WHEELER
                                        _____________________________________
                                        Don M. Wheeler

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        NANCY WILGENBUSCH
                                        _____________________________________
                                        Nancy Wilgenbusch

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        WILLIAM J. GLASGOW
                                        _____________________________________
                                        William J. Glasgow

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        RICHARD T. O'BRIEN
                                        _____________________________________
                                        Richard T. O'Brien

                                                                  EXHIBIT (24)

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman, William J. Glasgow, Richard T. O'Brien and Daniel L. Spalding, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the PacifiCorp Compensation Reduction Plan and in connection with an Incentive Compensation Agreement with Mr. Edwin O'Mara, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          Dated:  November 9, 1994.


                                        DANIEL L. SPALDING
                                        _____________________________________
                                        Daniel L. Spalding